EXHIBIT 10.2

Letter agreement dated December 31, 2001 amending certain provisions of the Eighth Restated Loan Agreement dated June 25, 2001 among Clayton Williams Energy, Inc., et al and Bank One, NA, et al

Exhibit 10.2

December 31, 2001

Mr. John Clark	Mr. Richard Butler
Vice President	Vice President
Union Bank of California, N.A.	Bank of Scotland
500 North Akard Street, Suite 4200	1021 Main Street, Suite 1370
Dallas, Texas 75201	Houston, Texas 77002

Re:          Eighth Restated Loan Agreement among

Clayton Williams Energy, Inc., et al. and

Bank One, NA, et al. dated as of June 25, 2001

(the “Loan Agreement”)

Gentlemen:

Bank One, NA, as Agent, hereby requests your consent, pursuant to the provisions of Section 17 of the Loan Agreement, to the following:

1.             To extend the Maturity Date from July 31, 2004 to December 31, 2004;

2.             To set the Borrowing Base as of December 31, 2001 at $85,000,000; and

3.             To set the Monthly Commitment Reduction at $0 as of December 31, 2001.

If the foregoing Borrowing Base is approved, each Bank shall receive a Borrowing Base Increase Fee equal to 50 basis points of their pro rata share of such increase pursuant to Section 8(b) of the Loan Agreement.

Please indicate your approval of the foregoing by executing this letter at the place indicated below.  Your response to this letter by January 11, 2001 would be greatly appreciated.

In addition to serving as a consent letter, upon receipt of the consent requested hereinabove from the Lenders this letter shall also serve as an amendment to the Loan Agreement to reflect the change in the Maturity Date from July 31, 2004 to December 31, 2004.  As such, this letter amendment may be executed in any number of counterparts by the various parties to the Loan Agreement and all such counterparts taken together shall be deemed to constitute one and the same instrument.  THIS LETTER AMENDMENT, WHEN EXECUTED BY ALL PARTIES TO THE LOAN AGREEMENT, WILL REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

CWEI Acquisitions, Inc. is executing this letter as Guarantor solely for the purpose of consenting to the amendment to the Loan Agreement.

December 31, 2001

Very truly yours,

BANK ONE, NA
as a Bank and as Agent
(Main Office Chicago)

By:	/s/ Wm. Mark Cranmer
Wm. Mark Cranmer, Director
Capital Markets

cc:	Mr. Joseph Fratus, Bank of Scotland

CONSENTED AND AGREED TO THIS 31ST DAY OF DECEMBER, 2001

BANKS:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ John A. Clark
Name:	John A. Clark
Title:	Vice President

By:	/s/ Ali Ahmed
Name:	Ali Ahmed
Title:	Assistant Vice

BANK OF SCOTLAND

By:	/s/ Joseph Fratus
Name:	Joseph Fratus
Title:	Vice President

December 31, 2001

BANK ONE, NA

(Main Office Chicago)

As a Bank and as Agent

By:	/s/ Wm. Mark Cranmer
Wm. Mark Cranmer, Director
Capital Markets

BORROWERS:

CLAYTON WILLIAMS ENERGY, INC.

By:	/s/ L. Paul Latham
L. Paul Latham, Executive Vice President

WARRIOR Gas CO.

By:	/s/ L. Paul Latham
L. Paul Latham, Vice President

GUARANTOR:

CWEI ACQUISITIONS, INC.

By:	/s/ L. Paul Latham
L. Paul Latham, Vice President